Supplemental Information
Third Quarter 2017

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Income statement
Net interest income	$33,205	$30,804	$11,161	$10,986	$11,058	$10,292	$10,201
Noninterest income	33,711	32,907	10,678	11,843	11,190	9,698	11,434
Total revenue, net of interest expense	66,916	63,711	21,839	22,829	22,248	19,990	21,635
Provision for credit losses	2,395	2,823	834	726	835	774	850
Noninterest expense	41,713	41,790	13,139	13,726	14,848	13,161	13,481
Income tax expense	7,096	5,888	2,279	3,108	1,709	1,359	2,349
Net income	15,712	13,210	5,587	5,269	4,856	4,696	4,955
Preferred stock dividends	1,328	1,321	465	361	502	361	503
Net income applicable to common shareholders	14,384	11,889	5,122	4,908	4,354	4,335	4,452
Diluted earnings per common share	1.35	1.10	0.48	0.46	0.41	0.40	0.41
Average diluted common shares issued and outstanding	10,820,425	11,046,807	10,725,482	10,822,069	10,914,815	10,958,621	11,000,473
Dividends paid per common share	$0.27	$0.175	$0.12	$0.075	$0.075	$0.075	$0.075

Performance ratios
Return on average assets	0.93%	0.81%	0.98%	0.93%	0.88%	0.85%	0.90%
Return on average common shareholders' equity	7.81	6.61	8.14	8.00	7.27	7.04	7.27
Return on average shareholders' equity	7.75	6.66	8.10	7.79	7.35	6.91	7.33
Return on average tangible common shareholders' equity (1)	10.95	9.40	11.32	11.23	10.28	9.92	10.28
Return on average tangible shareholders' equity (1)	10.48	9.13	10.89	10.54	10.00	9.38	9.98

At period end
Book value per share of common stock	$23.92	$24.19	$23.92	$24.88	$24.36	$24.04	$24.19
Tangible book value per share of common stock (1)	17.23	17.14	17.23	17.78	17.23	16.95	17.14
Market price per share of common stock:
Closing price	$25.34	$15.65	$25.34	$24.26	$23.59	$22.10	$15.65
High closing price for the period	25.50	16.43	25.45	24.32	25.50	23.16	16.19
Low closing price for the period	22.05	11.16	22.89	22.23	22.05	15.63	12.74
Market capitalization	264,992	158,438	264,992	239,643	235,291	222,163	158,438

Number of financial centers - U.S.	4,511	4,629	4,511	4,542	4,559	4,579	4,629
Number of branded ATMs - U.S.	15,973	15,959	15,973	15,972	15,939	15,928	15,959
Headcount	209,839	211,877	209,839	210,904	210,533	210,673	211,877

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-42.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Interest income
Loans and leases	$26,877	$24,837	$9,203	$8,920	$8,754	$8,391	$8,358
Debt securities	7,764	6,922	2,629	2,594	2,541	2,245	2,144
Federal funds sold and securities borrowed or purchased under agreements to resell	1,658	803	659	560	439	315	267
Trading account assets	3,330	3,330	1,091	1,163	1,076	1,093	1,076
Other interest income	2,884	2,300	1,075	909	900	821	765
Total interest income	42,513	38,192	14,657	14,146	13,710	12,865	12,610

Interest expense
Deposits	1,252	736	624	346	282	279	266
Short-term borrowings	2,508	1,808	944	917	647	542	569
Trading account liabilities	890	778	319	307	264	240	244
Long-term debt	4,658	4,066	1,609	1,590	1,459	1,512	1,330
Total interest expense	9,308	7,388	3,496	3,160	2,652	2,573	2,409
Net interest income	33,205	30,804	11,161	10,986	11,058	10,292	10,201

Noninterest income
Card income	4,347	4,349	1,429	1,469	1,449	1,502	1,455
Service charges	5,863	5,660	1,968	1,977	1,918	1,978	1,952
Investment and brokerage services	9,882	9,543	3,303	3,317	3,262	3,202	3,160
Investment banking income	4,593	4,019	1,477	1,532	1,584	1,222	1,458
Trading account profits	6,124	5,821	1,837	1,956	2,331	1,081	2,141
Mortgage banking income (loss)	332	1,334	(20)	230	122	519	589
Gains on sales of debt securities	278	490	125	101	52	—	51
Other income	2,292	1,691	559	1,261	472	194	628
Total noninterest income	33,711	32,907	10,678	11,843	11,190	9,698	11,434
Total revenue, net of interest expense	66,916	63,711	21,839	22,829	22,248	19,990	21,635

Provision for credit losses	2,395	2,823	834	726	835	774	850

Noninterest expense
Personnel	24,353	24,278	7,483	7,712	9,158	7,338	7,704
Occupancy	3,000	3,069	999	1,001	1,000	969	1,005
Equipment	1,281	1,357	416	427	438	447	443
Marketing	1,235	1,243	461	442	332	460	410
Professional fees	1,417	1,433	476	485	456	538	536
Amortization of intangibles	473	554	151	160	162	176	181
Data processing	2,344	2,240	777	773	794	767	685
Telecommunications	538	551	170	177	191	195	189
Other general operating	7,072	7,065	2,206	2,549	2,317	2,271	2,328
Total noninterest expense	41,713	41,790	13,139	13,726	14,848	13,161	13,481
Income before income taxes	22,808	19,098	7,866	8,377	6,565	6,055	7,304
Income tax expense	7,096	5,888	2,279	3,108	1,709	1,359	2,349
Net income	$15,712	$13,210	$5,587	$5,269	$4,856	$4,696	$4,955
Preferred stock dividends	1,328	1,321	465	361	502	361	503
Net income applicable to common shareholders	$14,384	$11,889	$5,122	$4,908	$4,354	$4,335	$4,452

Per common share information
Earnings	$1.42	$1.15	$0.50	$0.49	$0.43	$0.43	$0.43
Diluted earnings	1.35	1.10	0.48	0.46	0.41	0.40	0.41
Dividends paid	0.27	0.175	0.12	0.075	0.075	0.075	0.075
Average common shares issued and outstanding	10,103,386	10,312,878	10,197,891	10,013,503	10,099,557	10,170,031	10,250,124
Average diluted common shares issued and outstanding	10,820,425	11,046,807	10,725,482	10,822,069	10,914,815	10,958,621	11,000,473

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Net income	$15,712	$13,210	$5,587	$5,269	$4,856	$4,696	$4,955
Other comprehensive income (loss), net-of-tax:
Net change in debt and marketable equity securities	931	3,319	462	568	(99)	(4,664)	208
Net change in debit valuation adjustments	(149)	49	(80)	(78)	9	(205)	(65)
Net change in derivatives	156	277	24	94	38	(95)	127
Employee benefit plan adjustments	80	29	26	27	27	(553)	6
Net change in foreign currency translation adjustments	102	(17)	5	100	(3)	(70)	(8)
Other comprehensive income (loss)	1,120	3,657	437	711	(28)	(5,587)	268
Comprehensive income (loss)	$16,832	$16,867	$6,024	$5,980	$4,828	$(891)	$5,223

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2017	June 30 2017	September 30 2016
Assets
Cash and due from banks	$30,819	$29,974	$26,701
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	141,562	128,730	116,733
Cash and cash equivalents	172,381	158,704	143,434
Time deposits placed and other short-term investments	9,493	10,152	8,506
Federal funds sold and securities borrowed or purchased under agreements to resell	217,214	217,201	218,810
Trading account assets	210,319	216,369	187,849
Derivative assets	38,384	39,190	47,896
Debt securities:
Carried at fair value	316,864	315,509	322,505
Held-to-maturity, at cost	122,345	119,008	112,409
Total debt securities	439,209	434,517	434,914
Loans and leases	927,117	916,666	905,008
Allowance for loan and lease losses	(10,693)	(10,875)	(11,692)
Loans and leases, net of allowance	916,424	905,791	893,316
Premises and equipment, net	8,971	8,904	9,133
Mortgage servicing rights	2,407	2,501	2,477
Goodwill	68,968	68,969	69,744
Intangible assets	2,459	2,610	3,168
Loans held-for-sale	13,243	5,882	10,586
Customer and other receivables	55,855	59,342	54,116
Other assets	128,569	124,397	111,365
Total assets	$2,283,896	$2,254,529	$2,195,314

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,142	$4,543	$5,699
Loans and leases	50,022	51,604	57,826
Allowance for loan and lease losses	(1,023)	(1,004)	(1,085)
Loans and leases, net of allowance	48,999	50,600	56,741
Loans held-for-sale	66	93	209
All other assets	662	1,136	1,467
Total assets of consolidated variable interest entities	$54,869	$56,372	$64,116

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	September 30 2017	June 30 2017	September 30 2016
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$429,861	$427,715	$431,418
Interest-bearing	776,756	757,888	728,498
Deposits in non-U.S. offices:
Noninterest-bearing	14,126	13,446	11,596
Interest-bearing	63,674	63,931	61,383
Total deposits	1,284,417	1,262,980	1,232,895
Federal funds purchased and securities loaned or sold under agreements to repurchase	189,790	196,407	178,195
Trading account liabilities	86,434	77,933	76,998
Derivative liabilities	31,781	34,880	43,484
Short-term borrowings	32,679	36,494	26,889
Accrued expenses and other liabilities (includes $762, $757 and $767 of reserve for unfunded lending commitments)	157,670	150,925	141,634
Long-term debt	228,666	223,923	225,136
Total liabilities	2,011,437	1,983,542	1,925,231
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,837,683, 3,887,329 and 3,887,439 shares	22,323	25,220	25,220
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,457,473,674, 9,878,118,264 and 10,123,845,121 shares	142,818	142,744	148,261
Retained earnings	113,486	109,628	98,303
Accumulated other comprehensive income (loss)	(6,168)	(6,605)	(1,701)
Total shareholders' equity	272,459	270,987	270,083
Total liabilities and shareholders' equity	$2,283,896	$2,254,529	$2,195,314

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$122	$97	$546
Long-term debt	9,457	9,765	11,209
All other liabilities	54	52	38
Total liabilities of consolidated variable interest entities	$9,633	$9,914	$11,793

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition
	September 30 2017	June 30 2017	March 31 2017	December 31 2016	September 30 2016
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$176,094	$171,431	$167,351	$168,866	$169,925
Tier 1 capital	196,438	194,822	190,332	190,315	191,435
Total capital	232,814	231,696	227,250	228,187	229,132
Risk-weighted assets	1,407,423	1,389,696	1,398,343	1,399,477	1,395,541
Common equity tier 1 capital ratio	12.5%	12.3%	12.0%	12.1%	12.2%
Tier 1 capital ratio	14.0	14.0	13.6	13.6	13.7
Total capital ratio	16.5	16.7	16.3	16.3	16.4

Advanced Approaches
Common equity tier 1 capital	$176,094	$171,431	$167,351	$168,866	$169,925
Tier 1 capital	196,438	194,822	190,332	190,315	191,435
Total capital	223,781	222,671	218,112	218,981	219,878
Risk-weighted assets	1,482,587	1,477,633	1,516,686	1,529,903	1,547,221
Common equity tier 1 capital ratio	11.9%	11.6%	11.0%	11.0%	11.0%
Tier 1 capital ratio	13.2	13.2	12.5	12.4	12.4
Total capital ratio	15.1	15.1	14.4	14.3	14.2

Leverage-based metrics (2)
Adjusted average assets	$2,193,739	$2,192,337	$2,153,125	$2,131,121	$2,111,234
Tier 1 leverage ratio	9.0%	8.9%	8.8%	8.9%	9.1%

Supplementary leverage exposure	$2,742,218	$2,754,960	$2,715,589	$2,702,248	$2,703,905
Supplementary leverage ratio	7.1%	7.0%	7.0%	6.9%	7.1%

Tangible equity ratio (3)	9.1	9.2	9.1	9.2	9.4
Tangible common equity ratio (3)	8.1	8.0	7.9	8.1	8.2

(1)	Regulatory capital ratios reflect the transition provisions of Basel 3.

(2)
The numerator of the supplementary leverage ratio and Tier 1 leverage ratio is quarter-end Basel 3 Tier 1 capital. The Tier 1 leverage ratio reflects the transition provisions of Basel 3, and the supplementary leverage ratio is calculated on a fully phased-in basis. The denominator of supplementary leverage exposure is total leverage exposure based on the daily average of the sum of on-balance sheet exposures less permitted Tier 1 deductions, as well as the simple average of certain off-balance sheet exposures, as of the end of each month in a quarter. Off-balance sheet exposures primarily include undrawn lending commitments, letters of credit, potential future derivative exposures and repo-style transactions.

(3)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 41-42.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2)
(Dollars in millions)
	September 30 2017	June 30 2017	March 31 2017	December 31 2016	September 30 2016
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$176,094	$171,431	$167,351	$168,866	$169,925
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(1,357)	(1,457)	(1,594)	(3,318)	(3,143)
Accumulated OCI phased in during transition	(747)	(845)	(964)	(1,899)	188
Intangibles phased in during transition	(316)	(338)	(375)	(798)	(853)
Defined benefit pension fund assets phased in during transition	(187)	(181)	(175)	(341)	(375)
DVA related to liabilities and derivatives phased in during transition	158	156	128	276	168
Other adjustments and deductions phased in during transition	(77)	(62)	(38)	(57)	(35)
Common equity tier 1 capital (fully phased-in)	$173,568	$168,704	$164,333	$162,729	$165,875

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
Basel 3 Standardized approach risk-weighted assets as reported	$1,407,423	$1,389,696	$1,398,343	$1,399,477	$1,395,541
Changes in risk-weighted assets from reported to fully phased-in	12,709	15,413	17,784	17,638	15,587
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	$1,420,132	$1,405,109	$1,416,127	$1,417,115	$1,411,128

Basel 3 Advanced approaches risk-weighted assets as reported	$1,482,587	$1,477,633	$1,516,686	$1,529,903	$1,547,221
Changes in risk-weighted assets from reported to fully phased-in	(21,768)	(13,545)	(19,133)	(18,113)	(23,502)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in) (3)	$1,460,819	$1,464,088	$1,497,553	$1,511,790	$1,523,719

Regulatory capital ratios
Basel 3 Standardized approach common equity tier 1 (transition)	12.5%	12.3%	12.0%	12.1%	12.2%
Basel 3 Advanced approaches common equity tier 1 (transition)	11.9	11.6	11.0	11.0	11.0
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	12.2	12.0	11.6	11.5	11.8
Basel 3 Advanced approaches common equity tier 1 (fully phased-in) (3)	11.9	11.5	11.0	10.8	10.9

(1)
As an Advanced approaches institution, we are required to report regulatory capital risk-weighted assets and ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy, which is the Advanced approaches for the periods presented.

(2)	Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above.

(3)
Basel 3 fully phased-in Advanced approaches estimates assume approval by U.S. banking regulators of our internal models methodology (IMM) for calculating counterparty credit risk regulatory capital for derivatives. As of September 30, 2017, we did not have regulatory approval of the IMM model. Basel 3 fully phased-in Common equity tier 1 capital ratio would be reduced by approximately 25 bps if IMM is not used.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2017			Second Quarter 2017			Third Quarter 2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$127,835	$323	1.00%	$129,201	$261	0.81%	$133,866	$148	0.44%
Time deposits placed and other short-term investments	12,503	68	2.17	11,448	58	2.03	9,336	34	1.45
Federal funds sold and securities borrowed or purchased under agreements to resell	223,585	659	1.17	226,700	560	0.99	214,254	267	0.50
Trading account assets	124,068	1,125	3.60	135,931	1,199	3.54	128,879	1,111	3.43
Debt securities (1)	436,886	2,670	2.44	431,132	2,632	2.44	423,182	2,169	2.07
Loans and leases (2):
Residential mortgage	199,240	1,724	3.46	195,935	1,697	3.46	188,234	1,612	3.42
Home equity	61,225	664	4.31	63,332	664	4.20	70,603	681	3.84
U.S. credit card	91,602	2,253	9.76	89,464	2,128	9.54	88,210	2,061	9.30
Non-U.S. credit card	—	—	—	6,494	147	9.08	9,256	231	9.94
Direct/Indirect consumer	93,510	678	2.88	93,146	643	2.77	92,870	585	2.51
Other consumer	2,762	28	4.07	2,629	26	4.07	2,358	18	2.94
Total consumer	448,339	5,347	4.74	451,000	5,305	4.71	451,531	5,188	4.58
U.S. commercial	293,203	2,542	3.44	291,162	2,403	3.31	276,833	2,040	2.93
Commercial real estate	59,044	552	3.71	58,198	514	3.54	57,606	452	3.12
Commercial lease financing	21,818	160	2.92	21,649	156	2.89	21,194	153	2.88
Non-U.S. commercial	95,725	676	2.80	92,708	615	2.66	93,430	599	2.55
Total commercial	469,790	3,930	3.32	463,717	3,688	3.19	449,063	3,244	2.87
Total loans and leases (1)	918,129	9,277	4.02	914,717	8,993	3.94	900,594	8,432	3.73
Other earning assets	76,496	775	4.02	73,618	680	3.70	59,951	677	4.50
Total earning assets (3)	1,919,502	14,897	3.09	1,922,747	14,383	3.00	1,870,062	12,838	2.74
Cash and due from banks (1)	28,990			27,659			27,361
Other assets, less allowance for loan and lease losses (1)	322,380			318,747			292,067
Total assets	$2,270,872			$2,269,153			$2,189,490

(1)	Includes assets of the Corporation's non-U.S. consumer credit card business, which was sold to a third party during the second quarter of 2017.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2017	Second Quarter 2017	Third Quarter 2016
Federal funds sold and securities borrowed or purchased under agreements to resell	$8	$10	$(1)
Debt securities	(5)	(25)	(49)
U.S. commercial loans and leases	(10)	(9)	(14)
Net hedge expense on assets	$(7)	$(24)	$(64)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2017			Second Quarter 2017			Third Quarter 2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$54,328	$1	0.01%	$54,494	$2	0.01%	$49,885	$2	0.01%
NOW and money market deposit accounts	631,270	333	0.21	619,593	105	0.07	592,907	73	0.05
Consumer CDs and IRAs	44,239	31	0.27	45,682	30	0.27	48,695	33	0.27
Negotiable CDs, public funds and other deposits	38,119	101	1.05	36,041	68	0.75	32,023	43	0.54
Total U.S. interest-bearing deposits	767,956	466	0.24	755,810	205	0.11	723,510	151	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,259	5	0.97	3,058	6	0.77	4,294	9	0.87
Governments and official institutions	1,012	3	1.04	981	2	0.90	1,391	3	0.61
Time, savings and other	63,716	150	0.93	60,047	133	0.89	59,340	103	0.70
Total non-U.S. interest-bearing deposits	66,987	158	0.93	64,086	141	0.89	65,025	115	0.71
Total interest-bearing deposits	834,943	624	0.30	819,896	346	0.17	788,535	266	0.13
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	230,230	944	1.63	251,641	917	1.46	207,634	569	1.09
Trading account liabilities	48,390	319	2.62	45,156	307	2.73	37,229	244	2.61
Long-term debt	227,309	1,609	2.82	224,019	1,590	2.84	227,269	1,330	2.33
Total interest-bearing liabilities (1)	1,340,872	3,496	1.04	1,340,712	3,160	0.94	1,260,667	2,409	0.76
Noninterest-bearing sources:
Noninterest-bearing deposits	436,768			436,942			438,651
Other liabilities	219,584			220,276			221,273
Shareholders' equity	273,648			271,223			268,899
Total liabilities and shareholders' equity	$2,270,872			$2,269,153			$2,189,490
Net interest spread			2.05%			2.06%			1.98%
Impact of noninterest-bearing sources			0.31			0.28			0.25
Net interest income/yield on earning assets		$11,401	2.36%		$11,223	2.34%		$10,429	2.23%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2017	Second Quarter 2017	Third Quarter 2016
NOW and money market deposit accounts	$—	$(1)	$—
Consumer CDs and IRAs	6	5	6
Negotiable CDs, public funds and other deposits	3	4	3
Banks located in non-U.S. countries	5	4	4
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	33	88	95
Long-term debt	(393)	(426)	(668)
Net hedge income on liabilities	$(346)	$(326)	$(560)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Nine Months Ended September 30
	2017			2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$127,000	$786	0.83%	$135,910	$460	0.45%
Time deposits placed and other short-term investments	11,820	173	1.96	8,784	101	1.54
Federal funds sold and securities borrowed or purchased under agreements to resell	222,255	1,658	1.00	215,476	803	0.50
Trading account assets	128,547	3,435	3.57	130,785	3,432	3.50
Debt securities (1)	432,775	7,875	2.42	414,115	6,990	2.27
Loans and leases (2):
Residential mortgage	196,288	5,082	3.45	187,325	4,867	3.46
Home equity	63,339	1,967	4.15	73,015	2,095	3.83
U.S. credit card	90,238	6,492	9.62	87,362	6,065	9.27
Non-U.S. credit card	5,253	358	9.12	9,687	734	10.12
Direct/Indirect consumer	93,316	1,929	2.76	91,291	1,698	2.48
Other consumer	2,648	81	4.07	2,240	50	2.99
Total consumer	451,082	15,909	4.71	450,920	15,509	4.59
U.S. commercial	290,632	7,167	3.30	274,669	5,982	2.91
Commercial real estate	58,340	1,545	3.54	57,550	1,320	3.06
Commercial lease financing	21,862	547	3.33	21,049	482	3.05
Non-U.S. commercial	93,762	1,886	2.69	93,572	1,748	2.50
Total commercial	464,596	11,145	3.21	446,840	9,532	2.85
Total loans and leases (1)	915,678	27,054	3.95	897,760	25,041	3.72
Other earning assets	74,554	2,206	3.95	58,189	2,031	4.66
Total earning assets (3)	1,912,629	43,187	3.02	1,861,019	38,858	2.79
Cash and due from banks (1)	27,955			28,041
Other assets, less allowance for loan and lease losses (1)	316,709			294,845
Total assets	$2,257,293			$2,183,905

(1)	Includes assets of the Corporation's non-U.S. consumer credit card business, which was sold to a third party during the second quarter of 2017.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2017	2016
Federal funds sold and securities borrowed or purchased under agreements to resell	$33	$17
Debt securities	(52)	(131)
U.S. commercial loans and leases	(29)	(41)
Net hedge expense on assets	$(48)	$(155)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Nine Months Ended September 30
	2017			2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$53,679	$4	0.01%	$49,281	$4	0.01%
NOW and money market deposit accounts	622,920	512	0.11	584,896	216	0.05
Consumer CDs and IRAs	45,535	92	0.27	48,920	101	0.28
Negotiable CDs, public funds and other deposits	35,968	221	0.82	32,212	107	0.45
Total U.S. interest-bearing deposits	758,102	829	0.15	715,309	428	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,643	16	0.82	4,218	28	0.90
Governments and official institutions	1,002	7	0.92	1,468	7	0.60
Time, savings and other	60,747	400	0.88	58,866	273	0.62
Total non-U.S. interest-bearing deposits	64,392	423	0.88	64,552	308	0.64
Total interest-bearing deposits	822,494	1,252	0.20	779,861	736	0.13
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	237,857	2,508	1.41	215,131	1,808	1.12
Trading account liabilities	44,128	890	2.70	37,760	778	2.76
Long-term debt	224,287	4,658	2.77	231,313	4,066	2.35
Total interest-bearing liabilities (1)	1,328,766	9,308	0.94	1,264,065	7,388	0.78
Noninterest-bearing sources:
Noninterest-bearing deposits	439,288			433,168
Other liabilities	218,227			221,765
Shareholders' equity	271,012			264,907
Total liabilities and shareholders' equity	$2,257,293			$2,183,905
Net interest spread			2.08%			2.01%
Impact of noninterest-bearing sources			0.28			0.25
Net interest income/yield on earning assets		$33,879	2.36%		$31,470	2.26%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	2017	2016
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	17	17
Negotiable CDs, public funds and other deposits	10	10
Banks located in non-U.S. countries	14	8
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	213	406
Long-term debt	(1,349)	(2,175)
Net hedge income on liabilities	$(1,096)	$(1,735)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	September 30, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$196,530	$850	$(1,186)	$196,194
Agency-collateralized mortgage obligations	7,021	73	(45)	7,049
Commercial	12,584	48	(168)	12,464
Non-agency residential	2,345	333	(21)	2,657
Total mortgage-backed securities	218,480	1,304	(1,420)	218,364
U.S. Treasury and agency securities	50,824	70	(626)	50,268
Non-U.S. securities	5,432	9	(1)	5,440
Other taxable securities, substantially all asset-backed securities	6,964	77	(3)	7,038
Total taxable securities	281,700	1,460	(2,050)	281,110
Tax-exempt securities	19,117	167	(92)	19,192
Total available-for-sale debt securities	300,817	1,627	(2,142)	300,302
Other debt securities carried at fair value	16,265	345	(48)	16,562
Total debt securities carried at fair value	317,082	1,972	(2,190)	316,864
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	122,345	267	(1,427)	121,185
Total debt securities	$439,427	$2,239	$(3,617)	$438,049
Available-for-sale marketable equity securities (1)	$22	$28	$—	$50

	June 30, 2017
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$193,222	$662	$(1,710)	$192,174
Agency-collateralized mortgage obligations	7,441	84	(41)	7,484
Commercial	12,574	48	(181)	12,441
Non-agency residential	1,673	258	(17)	1,914
Total mortgage-backed securities	214,910	1,052	(1,949)	214,013
U.S. Treasury and agency securities	51,903	143	(623)	51,423
Non-U.S. securities	6,595	9	(2)	6,602
Other taxable securities, substantially all asset-backed securities	8,976	80	(5)	9,051
Total taxable securities	282,384	1,284	(2,579)	281,089
Tax-exempt securities	18,476	121	(120)	18,477
Total available-for-sale debt securities	300,860	1,405	(2,699)	299,566
Other debt securities carried at fair value	15,771	245	(73)	15,943
Total debt securities carried at fair value	316,631	1,650	(2,772)	315,509
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	119,008	162	(1,840)	117,330
Total debt securities	$435,639	$1,812	$(4,612)	$432,839
Available-for-sale marketable equity securities (1)	$8	$69	$—	$77

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	September 30 2017	June 30 2017
Mortgage-backed securities:
Agency-collateralized mortgage obligations	$5	$5
Non-agency residential	3,058	3,037
Total mortgage-backed securities	3,063	3,042
Non-U.S. securities (1)	13,260	12,665
Other taxable securities, substantially all asset-backed securities	239	236
Total	$16,562	$15,943

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Nine Months Ended September 30, 2017		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Net interest income	$33,879	$31,470	$11,401	$11,223	$11,255	$10,526	$10,429
Total revenue, net of interest expense	67,590	64,377	22,079	23,066	22,445	20,224	21,863
Net interest yield	2.36%	2.26%	2.36%	2.34%	2.39%	2.23%	2.23%
Efficiency ratio	61.71	64.91	59.51	59.51	66.15	65.08	61.66

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-42.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,401	$6,211	$1,496	$2,743	$899	$52
Card income	1,429	1,244	40	124	21	—
Service charges	1,968	1,083	18	777	85	5
Investment and brokerage services	3,303	64	2,728	17	496	(2)
Investment banking income (loss)	1,477	—	100	807	623	(53)
Trading account profits	1,837	1	28	(4)	1,714	98
Mortgage banking income (loss)	(20)	142	1	—	—	(163)
Gains on sales of debt securities	125	—	—	—	—	125
Other income (loss)	559	29	209	522	62	(263)
Total noninterest income	10,678	2,563	3,124	2,243	3,001	(253)
Total revenue, net of interest expense (FTE basis)	22,079	8,774	4,620	4,986	3,900	(201)
Provision for credit losses	834	967	16	48	(6)	(191)
Noninterest expense	13,139	4,459	3,370	2,118	2,710	482
Income (loss) before income taxes (FTE basis)	8,106	3,348	1,234	2,820	1,196	(492)
Income tax expense (benefit) (FTE basis)	2,519	1,261	465	1,062	440	(709)
Net income	$5,587	$2,087	$769	$1,758	$756	$217

Average
Total loans and leases	$918,129	$268,810	$154,333	$346,093	$72,347	$76,546
Total assets (1)	2,270,872	731,077	275,570	414,755	642,430	207,040
Total deposits	1,271,711	658,974	239,647	315,692	32,125	25,273
Period end
Total loans and leases	$927,117	$272,360	$155,871	$349,838	$76,225	$72,823
Total assets (1)	2,283,896	742,513	276,187	423,185	629,270	212,741
Total deposits	1,284,417	669,647	237,771	319,545	33,382	24,072

	Second Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,223	$5,961	$1,597	$2,711	$864	$90
Card income	1,469	1,248	34	134	24	29
Service charges	1,977	1,061	19	809	83	5
Investment and brokerage services	3,317	65	2,697	38	521	(4)
Investment banking income (loss)	1,532	—	96	929	590	(83)
Trading account profits	1,956	1	33	54	1,743	125
Mortgage banking income	230	140	1	—	—	89
Gains on sales of debt securities	101	—	—	—	—	101
Other income	1,261	33	218	364	122	524
Total noninterest income	11,843	2,548	3,098	2,328	3,083	786
Total revenue, net of interest expense (FTE basis)	23,066	8,509	4,695	5,039	3,947	876
Provision for credit losses	726	834	11	15	25	(159)
Noninterest expense	13,726	4,411	3,392	2,154	2,650	1,119
Income (loss) before income taxes (FTE basis)	8,614	3,264	1,292	2,870	1,272	(84)
Income tax expense (FTE basis)	3,345	1,233	488	1,084	442	98
Net income (loss)	$5,269	$2,031	$804	$1,786	$830	$(182)

Average
Total loans and leases	$914,717	$261,537	$150,812	$345,063	$69,638	$87,667
Total assets (1)	2,269,153	724,753	281,167	413,950	645,228	204,055
Total deposits	1,256,838	652,787	245,329	300,483	31,919	26,320
Period end
Total loans and leases (2)	$916,666	$265,938	$153,468	$344,457	$73,973	$78,830
Total assets (1)	2,254,529	735,176	274,746	410,580	633,193	200,834
Total deposits	1,262,980	662,678	237,131	303,205	33,363	26,603

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

(2)	During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,429	$5,289	$1,394	$2,470	$1,119	$157
Card income	1,455	1,218	41	135	15	46
Service charges	1,952	1,072	19	780	80	1
Investment and brokerage services	3,160	69	2,585	20	490	(4)
Investment banking income (loss)	1,458	—	56	796	645	(39)
Trading account profits	2,141	—	62	53	1,934	92
Mortgage banking income	589	297	—	—	—	292
Gains on sales of debt securities	51	—	—	—	—	51
Other income (loss)	628	23	222	492	75	(184)
Total noninterest income	11,434	2,679	2,985	2,276	3,239	255
Total revenue, net of interest expense (FTE basis)	21,863	7,968	4,379	4,746	4,358	412
Provision for credit losses	850	698	7	118	19	8
Noninterest expense	13,481	4,371	3,255	2,152	2,656	1,047
Income (loss) before income taxes (FTE basis)	7,532	2,899	1,117	2,476	1,683	(643)
Income tax expense (benefit) (FTE basis)	2,577	1,086	419	925	609	(462)
Net income (loss)	$4,955	$1,813	$698	$1,551	$1,074	$(181)

Average
Total loans and leases	$900,594	$248,683	$143,207	$334,363	$69,043	$105,298
Total assets (1)	2,189,490	674,630	288,820	395,479	584,069	246,492
Total deposits	1,227,186	605,705	253,812	307,288	32,840	27,541
Period end
Total loans and leases	$905,008	$251,125	$144,980	$334,120	$72,144	$102,639
Total assets (1)	2,195,314	687,241	289,794	397,869	595,165	225,245
Total deposits	1,232,895	618,027	252,962	302,413	31,692	27,801

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$33,879	$17,953	$4,653	$8,229	$2,812	$232
Card income	4,347	3,716	110	383	67	71
Service charges	5,863	3,194	57	2,351	245	16
Investment and brokerage services	9,882	198	8,073	72	1,548	(9)
Investment banking income (loss)	4,593	—	247	2,661	1,879	(194)
Trading account profits	6,124	2	120	82	5,634	286
Mortgage banking income (loss)	332	401	3	—	—	(72)
Gains on sales of debt securities	278	—	—	—	—	278
Other income (loss)	2,292	103	644	1,202	370	(27)
Total noninterest income	33,711	7,614	9,254	6,751	9,743	349
Total revenue, net of interest expense (FTE basis)	67,590	25,567	13,907	14,980	12,555	581
Provision for credit losses	2,395	2,639	50	80	2	(376)
Noninterest expense	41,713	13,280	10,091	6,435	8,117	3,790
Income (loss) before income taxes (FTE basis)	23,482	9,648	3,766	8,465	4,436	(2,833)
Income tax expense (benefit) (FTE basis)	7,770	3,638	1,420	3,192	1,553	(2,033)
Net income (loss)	$15,712	$6,010	$2,346	$5,273	$2,883	$(800)

Average
Total loans and leases	$915,678	$262,804	$151,205	$344,683	$70,692	$86,294
Total assets (1)	2,257,293	721,245	283,324	414,867	631,686	206,171
Total deposits	1,261,782	649,204	247,389	307,163	32,397	25,629
Period end
Total loans and leases	$927,117	$272,360	$155,871	$349,838	$76,225	$72,823
Total assets (1)	2,283,896	742,513	276,187	423,185	629,270	212,741
Total deposits	1,284,417	669,647	237,771	319,545	33,382	24,072

	Nine Months Ended September 30, 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$31,470	$15,825	$4,310	$7,440	$3,391	$504
Card income	4,349	3,645	111	386	62	145
Service charges	5,660	3,080	55	2,284	231	10
Investment and brokerage services	9,543	205	7,718	50	1,583	(13)
Investment banking income (loss)	4,019	1	180	2,230	1,742	(134)
Trading account profits	5,821	—	123	79	5,401	218
Mortgage banking income	1,334	754	2	—	1	577
Gains on sales of debt securities	490	—	—	—	—	490
Other income (loss)	1,691	110	774	1,427	207	(827)
Total noninterest income	32,907	7,795	8,963	6,456	9,227	466
Total revenue, net of interest expense (FTE basis)	64,377	23,620	13,273	13,896	12,618	970
Provision for credit losses	2,823	1,955	46	870	23	(71)
Noninterest expense	41,790	13,324	9,816	6,450	7,690	4,510
Income (loss) before income taxes (FTE basis)	19,764	8,341	3,411	6,576	4,905	(3,469)
Income tax expense (benefit) (FTE basis)	6,554	3,088	1,270	2,435	1,746	(1,985)
Net income (loss)	$13,210	$5,253	$2,141	$4,141	$3,159	$(1,484)

Average
Total loans and leases	$897,760	$243,191	$141,169	$332,474	$69,315	$111,611
Total assets (1)	2,183,905	662,126	291,382	394,425	582,006	253,966
Total deposits	1,213,029	593,501	256,356	301,175	34,409	27,588
Period end
Total loans and leases	$905,008	$251,125	$144,980	$334,120	$72,144	$102,639
Total assets (1)	2,195,314	687,241	289,794	397,869	595,165	225,245
Total deposits	1,232,895	618,027	252,962	302,413	31,692	27,801

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Net interest income (FTE basis)	$17,953	$15,825	$6,211	$5,961	$5,781	$5,465	$5,289
Noninterest income:
Card income	3,716	3,645	1,244	1,248	1,224	1,290	1,218
Service charges	3,194	3,080	1,083	1,061	1,050	1,062	1,072
Mortgage banking income	401	754	142	140	119	207	297
All other income	303	316	94	99	110	87	92
Total noninterest income	7,614	7,795	2,563	2,548	2,503	2,646	2,679
Total revenue, net of interest expense (FTE basis)	25,567	23,620	8,774	8,509	8,284	8,111	7,968

Provision for credit losses	2,639	1,955	967	834	838	760	698

Noninterest expense	13,280	13,324	4,459	4,411	4,410	4,330	4,371
Income before income taxes (FTE basis)	9,648	8,341	3,348	3,264	3,036	3,021	2,899
Income tax expense (FTE basis)	3,638	3,088	1,261	1,233	1,144	1,101	1,086
Net income	$6,010	$5,253	$2,087	$2,031	$1,892	$1,920	$1,813

Net interest yield (FTE basis)	3.52%	3.39%	3.56%	3.48%	3.50%	3.35%	3.30%
Return on average allocated capital (1)	22	21	22	22	21	22	21
Efficiency ratio (FTE basis)	51.94	56.41	50.83	51.84	53.24	53.38	54.86

Balance Sheet
Average
Total loans and leases	$262,804	$243,191	$268,810	$261,537	$257,945	$253,602	$248,683
Total earning assets (2)	682,436	623,834	692,122	686,064	668,865	648,299	636,832
Total assets (2)	721,245	662,126	731,077	724,753	707,647	686,985	674,630
Total deposits	649,204	593,501	658,974	652,787	635,594	617,967	605,705
Allocated capital (1)	37,000	34,000	37,000	37,000	37,000	34,000	34,000

Period end
Total loans and leases	$272,360	$251,125	$272,360	$265,938	$258,421	$258,991	$251,125
Total earning assets (2)	703,277	648,972	703,277	696,350	694,883	662,698	648,972
Total assets (2)	742,513	687,241	742,513	735,176	734,087	702,333	687,241
Total deposits	669,647	618,027	669,647	662,678	661,607	632,786	618,027

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30, 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$17,953	$9,804	$8,149
Noninterest income:
Card income	3,716	6	3,710
Service charges	3,194	3,193	1
Mortgage banking income	401	—	401
All other income	303	294	9
Total noninterest income	7,614	3,493	4,121
Total revenue, net of interest expense (FTE basis)	25,567	13,297	12,270

Provision for credit losses	2,639	148	2,491

Noninterest expense	13,280	7,702	5,578
Income before income taxes (FTE basis)	9,648	5,447	4,201
Income tax expense (FTE basis)	3,638	2,054	1,584
Net income	$6,010	$3,393	$2,617

Net interest yield (FTE basis)	3.52%	2.02%	4.21%
Return on average allocated capital (1)	22	38	14
Efficiency ratio (FTE basis)	51.94	57.93	45.46

Balance Sheet
Average
Total loans and leases	$262,804	$5,025	$257,779
Total earning assets (2)	682,436	647,887	258,659
Total assets (2)	721,245	675,159	270,196
Total deposits	649,204	642,783	6,421
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$272,360	$5,060	$267,300
Total earning assets (2)	703,277	667,733	268,354
Total assets (2)	742,513	695,403	279,920
Total deposits	669,647	662,781	6,866

	Nine Months Ended September 30, 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$15,825	$7,940	$7,885
Noninterest income:
Card income	3,645	7	3,638
Service charges	3,080	3,079	1
Mortgage banking income	754	—	754
All other income	316	312	4
Total noninterest income	7,795	3,398	4,397
Total revenue, net of interest expense (FTE basis)	23,620	11,338	12,282

Provision for credit losses	1,955	132	1,823

Noninterest expense	13,324	7,227	6,097
Income before income taxes (FTE basis)	8,341	3,979	4,362
Income tax expense (FTE basis)	3,088	1,473	1,615
Net income	$5,253	$2,506	$2,747

Net interest yield (FTE basis)	3.39%	1.79%	4.39%
Return on average allocated capital (1)	21	28	17
Efficiency ratio (FTE basis)	56.41	63.74	49.64

Balance Sheet
Average
Total loans and leases	$243,191	$4,787	$238,404
Total earning assets (2)	623,834	591,913	239,870
Total assets (2)	662,126	618,466	251,609
Total deposits	593,501	586,334	7,167
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$251,125	$4,810	$246,315
Total earning assets (2)	648,972	616,853	248,233
Total assets (2)	687,241	643,025	260,330
Total deposits	618,027	610,752	7,275

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$6,211	$3,439	$2,772
Noninterest income:
Card income	1,244	3	1,241
Service charges	1,083	1,082	1
Mortgage banking income	142	—	142
All other income	94	96	(2)
Total noninterest income	2,563	1,181	1,382
Total revenue, net of interest expense (FTE basis)	8,774	4,620	4,154

Provision for credit losses	967	47	920

Noninterest expense	4,459	2,615	1,844
Income before income taxes (FTE basis)	3,348	1,958	1,390
Income tax expense (FTE basis)	1,261	738	523
Net income	$2,087	$1,220	$867

Net interest yield (FTE basis)	3.56%	2.08%	4.16%
Return on average allocated capital (1)	22	40	14
Efficiency ratio (FTE basis)	50.83	56.61	44.40

Balance Sheet
Average
Total loans and leases	$268,810	$5,079	$263,731
Total earning assets (2)	692,122	657,036	264,665
Total assets (2)	731,077	684,642	276,014
Total deposits	658,974	652,286	6,688
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$272,360	$5,060	$267,300
Total earning assets (2)	703,277	667,733	268,354
Total assets (2)	742,513	695,403	279,920
Total deposits	669,647	662,781	6,866

	Second Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,961	$3,302	$2,659
Noninterest income:
Card income	1,248	1	1,247
Service charges	1,061	1,061	—
Mortgage banking income	140	—	140
All other income	99	96	3
Total noninterest income	2,548	1,158	1,390
Total revenue, net of interest expense (FTE basis)	8,509	4,460	4,049

Provision for credit losses	834	45	789

Noninterest expense	4,411	2,561	1,850
Income before income taxes (FTE basis)	3,264	1,854	1,410
Income tax expense (FTE basis)	1,233	700	533
Net income	$2,031	$1,154	$877

Net interest yield (FTE basis)	3.48%	2.03%	4.15%
Return on average allocated capital (1)	22	39	14
Efficiency ratio (FTE basis)	51.84	57.39	45.72

Balance Sheet
Average
Total loans and leases	$261,537	$5,016	$256,521
Total earning assets (2)	686,064	651,677	257,130
Total assets (2)	724,753	678,816	268,680
Total deposits	652,787	646,474	6,313
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$265,938	$5,039	$260,899
Total earning assets (2)	696,350	661,576	261,696
Total assets (2)	735,176	688,800	273,298
Total deposits	662,678	656,374	6,304

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Third Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,289	$2,629	$2,660
Noninterest income:
Card income	1,218	2	1,216
Service charges	1,072	1,072	—
Mortgage banking income	297	—	297
All other income (loss)	92	98	(6)
Total noninterest income	2,679	1,172	1,507
Total revenue, net of interest expense (FTE basis)	7,968	3,801	4,167

Provision for credit losses	698	43	655

Noninterest expense	4,371	2,397	1,974
Income before income taxes (FTE basis)	2,899	1,361	1,538
Income tax expense (FTE basis)	1,086	510	576
Net income	$1,813	$851	$962

Net interest yield (FTE basis)	3.30%	1.73%	4.31%
Return on average allocated capital (1)	21	28	17
Efficiency ratio (FTE basis)	54.86	63.03	47.40

Balance Sheet
Average
Total loans and leases	$248,683	$4,837	$243,846
Total earning assets (2)	636,832	604,223	245,540
Total assets (2)	674,630	630,394	257,167
Total deposits	605,705	598,117	7,588
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$251,125	$4,810	$246,315
Total earning assets (2)	648,972	616,853	248,233
Total assets (2)	687,241	643,025	260,330
Total deposits	618,027	610,752	7,275

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Average deposit balances
Checking	$323,490	$291,599	$329,048	$325,503	$315,772	$306,598	$299,147
Savings	52,021	47,658	52,687	52,809	50,544	48,549	48,273
MMS	229,773	207,033	234,288	230,363	224,563	217,394	212,096
CDs and IRAs	41,055	44,413	40,067	41,196	41,923	42,592	43,420
Non-U.S. and other	2,865	2,798	2,884	2,916	2,792	2,834	2,769
Total average deposit balances	$649,204	$593,501	$658,974	$652,787	$635,594	$617,967	$605,705

Deposit spreads (excludes noninterest costs)
Checking	1.99%	1.96%	2.01%	2.03%	1.94%	1.92%	1.94%
Savings	2.29	2.26	2.35	2.30	2.21	2.21	2.24
MMS	1.54	1.24	1.66	1.71	1.24	1.22	1.23
CDs and IRAs	1.39	0.92	1.48	1.41	1.29	1.17	1.03
Non-U.S. and other	1.31	0.78	1.45	1.31	1.16	1.00	0.87
Total deposit spreads	1.82	1.65	1.88	1.89	1.67	1.64	1.64

Client brokerage assets	$167,274	$137,985	$167,274	$159,131	$153,786	$144,696	$137,985

Digital banking active users (units in thousands) (1)	34,472	32,814	34,472	33,971	33,702	32,942	32,814
Mobile banking active users (units in thousands)	23,572	21,305	23,572	22,898	22,217	21,648	21,305
Financial centers	4,511	4,629	4,511	4,542	4,559	4,579	4,629
ATMs	15,973	15,959	15,973	15,972	15,939	15,928	15,959

Total U.S. credit card (2)
Loans
Average credit card outstandings	$90,238	$87,362	$91,602	$89,464	$89,628	$89,521	$88,210
Ending credit card outstandings	92,602	88,789	92,602	90,776	88,552	92,278	88,789
Credit quality
Net charge-offs	$1,858	$1,703	$612	$640	$606	$566	$543
	2.75%	2.60%	2.65%	2.87%	2.74%	2.52%	2.45%
30+ delinquency	$1,657	$1,459	$1,657	$1,550	$1,580	$1,595	$1,459
	1.79%	1.64%	1.79%	1.71%	1.78%	1.73%	1.64%
90+ delinquency	$810	$702	$810	$772	$801	$782	$702
	0.87%	0.79%	0.87%	0.85%	0.90%	0.85%	0.79%
Other Total U.S. credit card indicators (2)
Gross interest yield	9.62%	9.27%	9.76%	9.54%	9.55%	9.35%	9.30%
Risk adjusted margin	8.64	8.99	8.63	8.40	8.89	9.20	9.11
New accounts (in thousands)	3,801	3,845	1,315	1,302	1,184	1,134	1,324
Purchase volumes	$179,230	$165,412	$62,244	$61,665	$55,321	$61,020	$57,591

Debit card data
Purchase volumes	$220,729	$212,316	$74,769	$75,349	$70,611	$73,296	$71,049

For footnotes see page 23.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Nine Months Ended September 30				Third Quarter 2017		Second Quarter 2017		First Quarter 2017		Fourth Quarter 2016		Third Quarter 2016
	2017		2016
Loan production (3):
Total (4):
First mortgage	$37,876		$45,802		$13,183		$13,251		$11,442		$18,351		$16,865
Home equity	12,871		11,649		4,133		4,685		4,053		3,565		3,541
Consumer Banking:
First mortgage	$25,679		$32,207		$9,044		$9,006		$7,629		$12,303		$11,588
Home equity	11,604		10,535		3,722		4,215		3,667		3,140		3,139

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$2,278		$2,680		$1,996		$2,129		$2,278		$2,012		$1,789
Net additions	44		127		(5)		14		35		(36)		45
Amortization of expected cash flows (5)	(429)		(493)		(140)		(142)		(147)		(156)		(157)
Other changes in mortgage servicing rights fair value (6)	(4)		(302)		38		(5)		(37)		458		335
Balance, end of period (7)	$1,889		$2,012		$1,889		$1,996		$2,129		$2,278		$2,012

Capitalized mortgage servicing rights (% of loans serviced for investors)	71	bps	60	bps	71	bps	70	bps	72	bps	74	bps	60	bps
Mortgage loans serviced for investors (in billions)	$267		$336		$267		$284		$296		$307		$336

Mortgage banking income
Consumer Banking mortgage banking income
Total production income	$185		$532		$64		$67		$54		$131		$212
Net servicing income
Servicing fees	450		542		143		150		157		166		179
Other net servicing income	(234)		(320)		(65)		(77)		(92)		(90)		(94)
Total net servicing income	216		222		78		73		65		76		85
Total Consumer Banking mortgage banking income	401		754		142		140		119		207		297
Other mortgage banking income (predominately in All Other) (8)
Net servicing income (loss)	95		635		48		62		(15)		288		390
Other (includes representations and warranties provision)	(164)		(55)		(210)		28		18		24		(98)
Total other mortgage banking income (predominately in All Other)	(69)		580		(162)		90		3		312		292
Total consolidated mortgage banking income	$332		$1,334		$(20)		$230		$122		$519		$589

(1)
Digital users represents mobile and/or online users across consumer businesses; historical information has been restated primarily due to the sale of the Corporation's non-U.S. consumer credit card business to a third party during the second quarter of 2017.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(5)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(6)	These amounts reflect the changes in modeled MSR fair value primarily due to observed changes in interest rates, periodic adjustments to the valuation model and changes in cash flow assumptions.

(7)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(8)	Amounts for other mortgage banking income are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Net interest income (FTE basis)	$4,653	$4,310	$1,496	$1,597	$1,560	$1,449	$1,394
Noninterest income:
Investment and brokerage services	8,073	7,718	2,728	2,697	2,648	2,598	2,585
All other income	1,181	1,245	396	401	384	330	400
Total noninterest income	9,254	8,963	3,124	3,098	3,032	2,928	2,985
Total revenue, net of interest expense (FTE basis)	13,907	13,273	4,620	4,695	4,592	4,377	4,379

Provision for credit losses	50	46	16	11	23	22	7

Noninterest expense	10,091	9,816	3,370	3,392	3,329	3,359	3,255
Income before income taxes (FTE basis)	3,766	3,411	1,234	1,292	1,240	996	1,117
Income tax expense (FTE basis)	1,420	1,270	465	488	467	362	419
Net income	$2,346	$2,141	$769	$804	$773	$634	$698

Net interest yield (FTE basis)	2.32%	2.09%	2.29%	2.41%	2.28%	2.09%	2.03%
Return on average allocated capital (1)	22	22	22	23	22	19	21
Efficiency ratio (FTE basis)	72.56	73.96	72.95	72.24	72.51	76.74	74.32

Balance Sheet
Average
Total loans and leases	$151,205	$141,169	$154,333	$150,812	$148,405	$146,180	$143,207
Total earning assets (2)	267,732	275,674	259,564	265,845	277,989	276,172	273,567
Total assets (2)	283,324	291,382	275,570	281,167	293,432	291,761	288,820
Total deposits	247,389	256,356	239,647	245,329	257,386	256,629	253,812
Allocated capital (1)	14,000	13,000	14,000	14,000	14,000	13,000	13,000

Period end
Total loans and leases	$155,871	$144,980	$155,871	$153,468	$149,110	$148,179	$144,980
Total earning assets (2)	259,548	274,288	259,548	258,744	275,214	283,151	274,288
Total assets (2)	276,187	289,794	276,187	274,746	291,177	298,931	289,794
Total deposits	237,771	252,962	237,771	237,131	254,595	262,530	252,962

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Revenue by Business
Merrill Lynch Global Wealth Management	$11,452	$10,886	$3,796	$3,874	$3,782	$3,600	$3,617
U.S. Trust	2,450	2,300	822	819	809	775	761
Other (1)	5	87	2	2	1	2	1
Total revenue, net of interest expense (FTE basis)	$13,907	$13,273	$4,620	$4,695	$4,592	$4,377	$4,379

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,245,499	$2,089,683	$2,245,499	$2,196,238	$2,167,536	$2,102,175	$2,089,683
U.S. Trust	430,684	400,538	430,684	421,180	417,841	406,392	400,538
Total client balances	$2,676,183	$2,490,221	$2,676,183	$2,617,418	$2,585,377	$2,508,567	$2,490,221

Client Balances by Type, at period end
Assets under management (2)	$1,036,048	$871,026	$1,036,048	$990,709	$946,778	$886,148	$871,026
Brokerage assets	1,112,178	1,095,635	1,112,178	1,104,775	1,106,109	1,085,826	1,095,635
Assets in custody	131,680	122,804	131,680	128,538	126,086	123,066	122,804
Deposits	237,771	252,962	237,771	237,131	254,595	262,530	252,962
Loans and leases (3)	158,506	147,794	158,506	156,265	151,809	150,997	147,794
Total client balances	$2,676,183	$2,490,221	$2,676,183	$2,617,418	$2,585,377	$2,508,567	$2,490,221

Assets Under Management Rollforward
Assets under management, beginning balance	$886,148	$900,863	$990,709	$946,778	$886,148	$871,026	$832,394
Net client flows (4)	77,479	11,648	20,749	27,516	29,214	18,934	10,182
Market valuation/other (1)	72,421	(41,485)	24,590	16,415	31,416	(3,812)	28,450
Total assets under management, ending balance	$1,036,048	$871,026	$1,036,048	$990,709	$946,778	$886,148	$871,026

Associates, at period end (5, 6)
Number of financial advisors	17,221	16,834	17,221	17,017	16,678	16,820	16,834
Total wealth advisors, including financial advisors	19,108	18,714	19,108	18,881	18,538	18,678	18,714
Total primary sales professionals, including financial advisors and wealth advisors	20,115	19,594	20,115	19,863	19,536	19,629	19,594

Merrill Lynch Global Wealth Management Metric (6)
Financial advisor productivity (7) (in thousands)	$1,009	$978	$994	$1,040	$993	$960	$979

U.S. Trust Metric, at period end (6)
Primary sales professionals	1,696	1,684	1,696	1,665	1,662	1,677	1,684

(1)
Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items. Also reflects the sale to a third party of approximately $80 billion of BofA Global Capital Management's AUM during the three months ended June 30, 2016.

(2)	Defined as managed assets under advisory and/or discretion of GWIM.

(3)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(4)	For the nine months ended September 30, 2016, net client flows includes $8.0 billion of net outflows related to BofA Global Capital Management's AUM that were sold in the second quarter of 2016.

(5)
Includes financial advisors in the Consumer Banking segment of 2,267, 2,206, 2,121, 2,200 and 2,171 at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(6)	Associate computation is based on headcount.

(7)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain ALM activities, divided by the total average number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Net interest income (FTE basis)	$8,229	$7,440	$2,743	$2,711	$2,775	$2,502	$2,470
Noninterest income:
Service charges	2,351	2,284	777	809	765	810	780
Investment banking fees	2,661	2,230	807	929	925	654	796
All other income	1,739	1,942	659	590	490	583	700
Total noninterest income	6,751	6,456	2,243	2,328	2,180	2,047	2,276
Total revenue, net of interest expense (FTE basis)	14,980	13,896	4,986	5,039	4,955	4,549	4,746

Provision for credit losses	80	870	48	15	17	13	118

Noninterest expense	6,435	6,450	2,118	2,154	2,163	2,036	2,152
Income before income taxes (FTE basis)	8,465	6,576	2,820	2,870	2,775	2,500	2,476
Income tax expense (FTE basis)	3,192	2,435	1,062	1,084	1,046	912	925
Net income	$5,273	$4,141	$1,758	$1,786	$1,729	$1,588	$1,551

Net interest yield (FTE basis)	3.02%	2.88%	2.99%	2.99%	3.08%	2.81%	2.83%
Return on average allocated capital (1)	18	15	17	18	18	17	17
Efficiency ratio (FTE basis)	42.97	46.42	42.52	42.72	43.66	44.76	45.34

Balance Sheet
Average
Total loans and leases	$344,683	$332,474	$346,093	$345,063	$342,857	$337,828	$334,363
Total earning assets (2)	364,385	345,406	363,560	363,844	365,775	353,693	347,462
Total assets (2)	414,867	394,425	414,755	413,950	415,908	403,625	395,479
Total deposits	307,163	301,175	315,692	300,483	305,197	315,359	307,288
Allocated capital (1)	40,000	37,000	40,000	40,000	40,000	37,000	37,000

Period end
Total loans and leases	$349,838	$334,120	$349,838	$344,457	$344,452	$339,271	$334,120
Total earning assets (2)	371,159	349,993	371,159	360,108	366,567	356,241	349,993
Total assets (2)	423,185	397,869	423,185	410,580	416,763	408,330	397,869
Total deposits	319,545	302,413	319,545	303,205	297,163	307,630	302,413

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Investment Banking fees (1)
Advisory (2)	$1,177	$913	$322	$465	$390	$243	$295
Debt issuance	1,170	1,060	397	361	412	347	405
Equity issuance	314	257	88	103	123	64	96
Total Investment Banking fees (3)	$2,661	$2,230	$807	$929	$925	$654	$796

Business Lending
Corporate	$3,322	$3,269	$1,127	$1,093	$1,102	$1,016	$1,113
Commercial	3,186	3,129	1,090	1,052	1,044	1,011	1,069
Business Banking	301	280	101	99	101	96	91
Total Business Lending revenue	$6,809	$6,678	$2,318	$2,244	$2,247	$2,123	$2,273

Global Transaction Services
Corporate	$2,470	$2,171	$840	$833	$797	$826	$738
Commercial	2,217	2,036	758	752	707	682	671
Business Banking	625	549	217	211	197	190	182
Total Global Transaction Services revenue	$5,312	$4,756	$1,815	$1,796	$1,701	$1,698	$1,591

Average deposit balances
Interest-bearing	$80,937	$69,335	$94,232	$77,490	$70,831	$73,141	$72,476
Noninterest-bearing	226,226	231,840	221,460	222,993	234,366	242,218	234,812
Total average deposits	$307,163	$301,175	$315,692	$300,483	$305,197	$315,359	$307,288

Loan spread	1.59%	1.64%	1.56%	1.56%	1.65%	1.57%	1.63%

Provision for credit losses	$80	$870	$48	$15	$17	$13	$118

Credit quality (4, 5)
Reservable utilized criticized exposure	$13,273	$15,460	$13,273	$14,074	$14,567	$14,841	$15,460
	3.55%	4.31%	3.55%	3.80%	3.95%	4.08%	4.31%

Nonperforming loans, leases and foreclosed properties	$1,123	$1,800	$1,123	$1,345	$1,527	$1,528	$1,800
	0.32%	0.54%	0.32%	0.39%	0.44%	0.45%	0.54%

Average loans and leases by product
U.S. commercial	$199,010	$188,984	$197,841	$200,577	$198,620	$194,692	$190,032
Commercial real estate	49,064	48,913	49,247	49,122	48,818	48,741	48,714
Commercial lease financing	22,853	22,066	22,778	22,634	23,152	22,505	22,231
Non-U.S. commercial	73,753	72,505	76,226	72,729	72,261	71,888	73,384
Other	3	6	1	1	6	2	2
Total average loans and leases	$344,683	$332,474	$346,093	$345,063	$342,857	$337,828	$334,363

Total Corporation Investment Banking fees
Advisory (2)	$1,262	$1,007	$374	$483	$405	$262	$328
Debt issuance	2,789	2,466	962	901	926	810	908
Equity issuance	736	681	193	231	312	183	261
Total investment banking fees including self-led deals	4,787	4,154	1,529	1,615	1,643	1,255	1,497
Self-led deals	(194)	(135)	(52)	(83)	(59)	(33)	(39)
Total Investment Banking fees	$4,593	$4,019	$1,477	$1,532	$1,584	$1,222	$1,458

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Nine Months Ended September 30, 2017
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.3%	3	8.7%
Announced mergers and acquisitions	5	14.8	5	17.0
Equity capital markets	5	5.5	4	10.4
Debt capital markets	2	6.7	2	10.6
High-yield corporate debt	4	6.8	2	9.3
Leveraged loans	2	8.7	1	10.5
Mortgage-backed securities	2	11.8	2	12.5
Asset-backed securities	2	12.8	2	15.5
Convertible debt	4	6.5	1	14.4
Common stock underwriting	5	5.4	4	9.5
Investment-grade corporate debt	1	6.5	1	12.0
Syndicated loans	1	9.6	1	12.9
Source: Dealogic data as of October 2, 2017. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenue reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
High-yield corporate debt	Convertible debt
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Mortgage-backed securities, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Net interest income (FTE basis)	$2,812	$3,391	$899	$864	$1,049	$1,167	$1,119
Noninterest income:
Investment and brokerage services	1,548	1,583	496	521	531	518	490
Investment banking fees	1,879	1,742	623	590	666	554	645
Trading account profits	5,634	5,401	1,714	1,743	2,177	1,149	1,934
All other income	682	501	168	229	285	85	170
Total noninterest income	9,743	9,227	3,001	3,083	3,659	2,306	3,239
Total revenue, net of interest expense (FTE basis) (1)	12,555	12,618	3,900	3,947	4,708	3,473	4,358

Provision for credit losses	2	23	(6)	25	(17)	8	19

Noninterest expense	8,117	7,690	2,710	2,650	2,757	2,482	2,656
Income before income taxes (FTE basis)	4,436	4,905	1,196	1,272	1,968	983	1,683
Income tax expense (FTE basis)	1,553	1,746	440	442	671	325	609
Net income	$2,883	$3,159	$756	$830	$1,297	$658	$1,074

Return on average allocated capital (2)	11%	11%	9%	10%	15%	7%	12%
Efficiency ratio (FTE basis)	64.64	60.94	69.48	67.12	58.56	71.45	60.94

Balance Sheet
Average
Total trading-related assets (3)	$439,142	$411,469	$442,283	$452,563	$422,359	$417,184	$415,417
Total loans and leases	70,692	69,315	72,347	69,638	70,064	70,615	69,043
Total earning assets (3)	444,478	421,221	446,754	456,589	429,906	430,601	422,636
Total assets	631,686	582,006	642,430	645,228	607,010	595,276	584,069
Total deposits	32,397	34,409	32,125	31,919	33,158	33,775	32,840
Allocated capital (2)	35,000	37,000	35,000	35,000	35,000	37,000	37,000

Period end
Total trading-related assets (3)	$426,371	$417,517	$426,371	$436,193	$418,259	$380,562	$417,517
Total loans and leases	76,225	72,144	76,225	73,973	71,053	72,743	72,144
Total earning assets (3)	441,656	435,112	441,656	448,613	425,582	397,023	435,112
Total assets	629,270	595,165	629,270	633,193	604,015	566,060	595,165
Total deposits	33,382	31,692	33,382	33,363	33,629	34,927	31,692

Trading-related assets (average)
Trading account securities	$214,190	$183,928	$216,988	$221,569	$203,866	$188,729	$185,785
Reverse repurchases	99,998	89,218	101,556	101,551	96,835	91,198	89,435
Securities borrowed	83,770	86,159	81,950	88,041	81,312	90,643	87,872
Derivative assets	41,184	52,164	41,789	41,402	40,346	46,614	52,325
Total trading-related assets (3)	$439,142	$411,469	$442,283	$452,563	$422,359	$417,184	$415,417

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 30.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Sales and trading revenue (1)
Fixed income, currency and commodities	$7,068	$7,507	$2,152	$2,106	$2,810	$1,866	$2,646
Equities	3,170	3,072	977	1,104	1,089	945	954
Total sales and trading revenue	$10,238	$10,579	$3,129	$3,210	$3,899	$2,811	$3,600

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$7,350	$7,647	$2,166	$2,254	$2,930	$1,964	$2,767
Equities	3,198	3,069	984	1,115	1,099	948	960
Total sales and trading revenue, excluding debit valuation adjustment	$10,548	$10,716	$3,150	$3,369	$4,029	$2,912	$3,727

Sales and trading revenue breakdown
Net interest income	$2,455	$3,094	$777	$749	$929	$1,061	$1,024
Commissions	1,525	1,561	487	514	524	510	485
Trading	5,631	5,400	1,712	1,743	2,176	1,147	1,934
Other	627	524	153	204	270	93	157
Total sales and trading revenue	$10,238	$10,579	$3,129	$3,210	$3,899	$2,811	$3,600

(1)
Includes Global Banking sales and trading revenue of $175 million and $336 million for the nine months ended September 30, 2017 and 2016; $61 million, $56 million and $58 million for the third, second and first quarters of 2017, and $68 million and $57 million for the fourth and third quarters of 2016, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities for all periods. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016
Net interest income (FTE basis)	$232	$504	$52	$90	$90	$(57)	$157
Noninterest income:
Card income	71	145	—	29	42	45	46
Mortgage banking income (loss)	(72)	577	(163)	89	2	311	292
Gains on sales of debt securities	278	490	125	101	52	(1)	51
All other income (loss)	72	(746)	(215)	567	(280)	(584)	(134)
Total noninterest income	349	466	(253)	786	(184)	(229)	255
Total revenue, net of interest expense (FTE basis)	581	970	(201)	876	(94)	(286)	412

Provision for credit losses	(376)	(71)	(191)	(159)	(26)	(29)	8

Noninterest expense	3,790	4,510	482	1,119	2,189	954	1,047
Loss before income taxes (FTE basis)	(2,833)	(3,469)	(492)	(84)	(2,257)	(1,211)	(643)
Income tax expense (benefit) (FTE basis)	(2,033)	(1,985)	(709)	98	(1,422)	(1,107)	(462)
Net income (loss)	$(800)	$(1,484)	$217	$(182)	$(835)	$(104)	$(181)

Balance Sheet
Average
Total loans and leases	$86,294	$111,611	$76,546	$87,667	$94,873	$100,171	$105,298
Total assets (2)	206,171	253,966	207,040	204,055	207,423	230,392	246,492
Total deposits	25,629	27,588	25,273	26,320	25,297	27,218	27,541

Period end
Total loans and leases (3)	$72,823	$102,639	$72,823	$78,830	$92,711	$96,713	$102,639
Total assets (4)	212,741	225,245	212,741	200,834	201,659	212,048	225,245
Total deposits	24,072	27,801	24,072	26,603	25,147	23,061	27,801

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, the net impact of periodic revisions to the MSR valuation model for both core and non-core MSRs and the related economic hedge results and ineffectiveness, other liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as Global Principal Investments, which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $517.9 billion and $497.8 billion for the nine months ended September 30, 2017 and 2016; $510.1 billion, $521.8 billion, $522.0 billion, $506.5 billion and $500.4 billion for the third, second, and first quarters of 2017, and the fourth and third quarters of 2016.

(3)
Includes $9.5 billion and $9.2 billion of non-U.S. credit card loans, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017 and December 31, 2016. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(4)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $515.0 billion, $517.7 billion, $543.4 billion, $518.7 billion and $508.5 billion at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2017	June 30 2017	September 30 2016
Consumer
Residential mortgage (1)	$199,446	$197,446	$187,968
Home equity	59,752	61,942	68,997
U.S. credit card	92,602	90,776	88,789
Non-U.S. credit card (2)	—	—	9,258
Direct/Indirect consumer (3)	93,391	93,493	93,294
Other consumer (4)	2,424	2,658	2,389
Total consumer loans excluding loans accounted for under the fair value option	447,615	446,315	450,695
Consumer loans accounted for under the fair value option (5)	978	1,035	1,768
Total consumer	448,593	447,350	452,463

Commercial
U.S. commercial (6)	296,280	291,235	280,096
Commercial real estate (7)	59,628	59,177	57,303
Commercial lease financing	21,413	21,828	21,309
Non-U.S. commercial	95,896	90,786	87,497
Total commercial loans excluding loans accounted for under the fair value option	473,217	463,026	446,205
Commercial loans accounted for under the fair value option (5)	5,307	6,290	6,340
Total commercial	478,524	469,316	452,545
Total loans and leases	$927,117	$916,666	$905,008

(1)
Includes pay option loans of $1.5 billion, $1.6 billion and $1.9 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively. The Corporation no longer originates pay option loans.

(2)	During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(3)
Includes auto and specialty lending loans of $50.0 billion, $49.1 billion and $47.8 billion, unsecured consumer lending loans of $484 million, $509 million and $630 million, U.S. securities-based lending loans of $39.3 billion, $39.8 billion and $40.1 billion, non-U.S. consumer loans of $2.9 billion, $2.9 billion and $3.1 billion, student loans of $0, $463 million and $514 million and other consumer loans of $682 million, $657 million and $1.1 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(4)
Includes consumer finance loans of $0, $420 million and $489 million, consumer leases of $2.3 billion, $2.1 billion and $1.7 billion and consumer overdrafts of $160 million, $155 million and $151 million at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(5)
Consumer loans accounted for under the fair value option were residential mortgage loans of $615 million, $666 million and $1.4 billion and home equity loans of $363 million, $369 million and $340 million at September 30, 2017, June 30, 2017 and September 30, 2016, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.8 billion, $3.2 billion and $2.6 billion and non-U.S. commercial loans of $2.5 billion, $3.1 billion and $3.7 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(6)
Includes U.S. small business commercial loans, including card-related products, of $13.6 billion, $13.6 billion and $13.1 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(7)
Includes U.S. commercial real estate loans of $55.5 billion, $55.6 billion and $53.9 billion and non-U.S. commercial real estate loans of $4.2 billion, $3.6 billion and $3.4 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$199,240	$68,167	$69,518	$—	$—	$61,555
Home equity	61,225	41,585	4,395	—	364	14,881
U.S. credit card	91,602	88,614	2,988	—	—	—
Direct/Indirect consumer	93,510	50,067	42,989	—	—	454
Other consumer	2,762	2,349	5	1	—	407
Total consumer	448,339	250,782	119,895	1	364	77,297

Commercial
U.S. commercial	293,203	18,007	30,999	197,841	46,112	244
Commercial real estate	59,044	20	3,412	49,247	6,328	37
Commercial lease financing	21,818	—	3	22,778	106	(1,069)
Non-U.S. commercial	95,725	1	24	76,226	19,437	37
Total commercial	469,790	18,028	34,438	346,092	71,983	(751)
Total loans and leases	$918,129	$268,810	$154,333	$346,093	$72,347	$76,546

	Second Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$195,935	$62,983	$67,628	$—	$—	$65,324
Home equity	63,332	42,675	4,563	1	351	15,742
U.S. credit card	89,464	86,519	2,945	—	—	—
Non-U.S. credit card (1)	6,494	—	—	—	—	6,494
Direct/Indirect consumer	93,146	49,319	43,352	—	—	475
Other consumer	2,629	2,190	6	—	—	433
Total consumer	451,000	243,686	118,494	1	351	88,468

Commercial
U.S. commercial	291,162	17,831	29,125	200,577	43,353	276
Commercial real estate	58,198	20	3,168	49,122	5,831	57
Commercial lease financing	21,649	—	3	22,634	164	(1,152)
Non-U.S. commercial	92,708	—	22	72,729	19,939	18
Total commercial	463,717	17,851	32,318	345,062	69,287	(801)
Total loans and leases	$914,717	$261,537	$150,812	$345,063	$69,638	$87,667

	Third Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$188,234	$49,919	$61,032	$—	$—	$77,283
Home equity	70,603	46,603	5,090	—	342	18,568
U.S. credit card	88,210	85,170	3,039	—	—	1
Non-U.S. credit card	9,256	—	—	—	—	9,256
Direct/Indirect consumer	92,870	48,099	44,242	1	—	528
Other consumer	2,358	1,850	4	1	—	503
Total consumer	451,531	231,641	113,407	2	342	106,139

Commercial
U.S. commercial	276,833	17,019	27,045	190,032	42,367	370
Commercial real estate	57,606	23	2,727	48,714	6,063	79
Commercial lease financing	21,194	—	3	22,231	248	(1,288)
Non-U.S. commercial	93,430	—	25	73,384	20,023	(2)
Total commercial	449,063	17,042	29,800	334,361	68,701	(841)
Total loans and leases	$900,594	$248,683	$143,207	$334,363	$69,043	$105,298

(1)	During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2017	June 30 2017	September 30 2016	September 30 2017	June 30 2017	September 30 2016
Diversified financials	$81,120	$80,979	$76,639	$128,879	$126,267	$122,795
Real estate (5)	64,030	63,480	61,522	85,351	85,115	84,057
Retailing	43,061	42,841	40,633	68,665	74,396	63,782
Capital goods	35,919	34,373	34,364	67,385	66,302	63,478
Healthcare equipment and services	38,201	36,749	37,553	57,425	56,365	65,780
Government and public education	46,537	46,057	45,244	56,494	54,695	54,600
Materials	24,463	22,964	23,135	47,546	45,851	44,508
Banking	38,578	38,117	39,533	43,637	42,675	46,644
Food, beverage and tobacco	23,471	22,211	19,771	42,650	42,421	39,181
Consumer services	27,446	27,061	26,778	42,410	42,383	41,982
Energy	16,251	17,044	19,741	36,629	36,878	38,746
Commercial services and supplies	22,137	21,336	23,830	35,448	34,137	38,202
Transportation	21,781	20,917	20,428	30,124	28,886	27,760
Utilities	12,078	12,176	12,408	27,281	27,273	28,154
Media	13,400	13,195	13,171	25,998	24,911	25,587
Individuals and trusts	18,860	17,619	16,775	24,728	22,971	22,341
Pharmaceuticals and biotechnology	7,568	5,670	6,037	20,231	18,936	25,162
Software and services	9,256	9,164	8,193	18,440	18,361	18,344
Technology hardware and equipment	7,972	7,846	8,564	17,519	18,092	19,965
Insurance, including monolines	6,731	6,049	6,041	13,021	11,938	12,250
Telecommunication services	5,870	6,237	5,952	12,935	14,535	11,372
Automobiles and components	5,710	5,391	5,252	12,687	11,546	12,897
Consumer durables and apparel	6,403	6,400	5,804	12,224	12,161	10,965
Food and staples retailing	5,006	4,771	4,899	9,367	9,265	8,848
Religious and social organizations	4,196	4,259	4,662	6,133	6,071	6,429
Other	10,376	10,458	5,886	16,285	15,461	13,093
Total commercial credit exposure by industry	$596,421	$583,364	$572,815	$959,492	$947,892	$946,922
Net credit default protection purchased on total commitments (6)				$(2,098)	$(1,875)	$(4,586)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $35.6 billion, $34.6 billion and $46.5 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $22.3 billion, $25.5 billion and $25.3 billion which consists primarily of other marketable securities at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(2)
Total utilized and total committed exposure includes loans of $5.3 billion, $6.3 billion and $6.3 billion and issued letters of credit with a notional amount of $234 million, $262 million and $279 million accounted for under the fair value option at September 30, 2017, June 30, 2017 and September 30, 2016, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.7 billion, $4.2 billion and $7.4 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(6)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at September 30 2017	Hedges and Credit Default Protection (3)	Net Country Exposure at September 30 2017 (4)	Increase (Decrease) from June 30 2017
United Kingdom	$28,518	$14,359	$5,020	$2,619	$50,516	$(4,814)	$45,702	$7,132
Germany	12,374	9,093	1,720	3,603	26,790	(3,607)	23,183	(50)
Canada	7,942	7,725	2,012	2,460	20,139	(647)	19,492	512
Japan	11,234	549	1,720	4,823	18,326	(1,690)	16,636	2,993
China	11,852	711	509	1,345	14,417	(234)	14,183	2,145
Brazil	7,665	379	382	3,476	11,902	(315)	11,587	(847)
France	5,047	5,711	2,141	4,245	17,144	(5,654)	11,490	(635)
India	6,792	265	385	3,573	11,015	(953)	10,062	578
Australia	5,096	2,810	415	1,994	10,315	(515)	9,800	(633)
Netherlands	5,137	3,488	763	1,428	10,816	(2,015)	8,801	(628)
Hong Kong	6,845	200	580	704	8,329	(43)	8,286	(311)
South Korea	4,984	610	757	2,048	8,399	(418)	7,981	(34)
Mexico	3,901	1,616	228	1,650	7,395	(548)	6,847	1,073
Singapore	2,996	315	790	2,128	6,229	(65)	6,164	(375)
Switzerland	3,414	3,093	300	107	6,914	(1,613)	5,301	(188)
Italy	2,483	1,479	587	566	5,115	(1,114)	4,001	1,170
Belgium	2,274	777	114	1,051	4,216	(313)	3,903	1,511
Turkey	2,741	60	37	272	3,110	(1)	3,109	540
Spain	1,740	1,156	299	1,023	4,218	(1,172)	3,046	273
United Arab Emirates	2,186	111	284	78	2,659	(91)	2,568	296
Total top 20 non-U.S. countries exposure	$135,221	$54,507	$19,043	$39,193	$247,964	$(25,822)	$222,142	$14,522

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2017	June 30 2017	March 31 2017	December 31 2016	September 30 2016
Residential mortgage	$2,518	$2,579	$2,729	$3,056	$3,341
Home equity	2,691	2,681	2,796	2,918	2,982
Direct/Indirect consumer	43	19	19	28	26
Other consumer	—	3	2	2	1
Total consumer	5,252	5,282	5,546	6,004	6,350
U.S. commercial	863	1,039	1,246	1,256	1,439
Commercial real estate	130	123	74	72	60
Commercial lease financing	26	28	37	36	35
Non-U.S. commercial	244	269	311	279	400
	1,263	1,459	1,668	1,643	1,934
U.S. small business commercial	55	61	60	60	65
Total commercial	1,318	1,520	1,728	1,703	1,999
Total nonperforming loans and leases	6,570	6,802	7,274	7,707	8,349
Foreclosed properties (1)	299	325	363	377	388
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$6,869	$7,127	$7,637	$8,084	$8,737

Fully-insured home loans past due 30 days or more and still accruing	$4,721	$4,970	$5,531	$6,397	$6,844
Consumer credit card past due 30 days or more and still accruing (5)	1,657	1,550	1,717	1,725	1,584
Other loans past due 30 days or more and still accruing	3,885	3,428	4,170	4,894	3,093
Total loans past due 30 days or more and still accruing (3, 6, 7)	$10,263	$9,948	$11,418	$13,016	$11,521

Fully-insured home loans past due 90 days or more and still accruing	$3,372	$3,699	$4,226	$4,793	$5,117
Consumer credit card past due 90 days or more and still accruing (8)	810	772	872	848	767
Other loans past due 90 days or more and still accruing	220	199	270	246	166
Total loans past due 90 days or more and still accruing (3, 6, 7)	$4,402	$4,670	$5,368	$5,887	$6,050

Nonperforming loans, leases and foreclosed properties/Total assets (9)	0.30%	0.32%	0.34%	0.37%	0.40%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (9)	0.75	0.78	0.84	0.89	0.97
Nonperforming loans and leases/Total loans and leases (9)	0.71	0.75	0.80	0.85	0.93

Commercial utilized reservable criticized exposure (10)	$14,824	$15,640	$16,068	$16,320	$16,938
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (10)	2.91%	3.13%	3.27%	3.35%	3.52%
Total commercial utilized criticized exposure/Commercial utilized exposure (10)	2.93	3.14	3.19	3.24	3.38

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $864 million, $1.0 billion, $1.1 billion, $1.2 billion and $1.3 billion at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	September 30 2017	June 30 2017	March 31 2017	December 31 2016	September 30 2016
Nonperforming loans held-for-sale	$325	$267	$426	$264	$274
Nonperforming loans accounted for under the fair value option	62	79	95	132	293
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	24	22	28	27	27

(5)
Includes $137 million and $130 million of non-U.S. credit card loans at March 31, 2017 and December 31, 2016, which were included in assets of business held for sale on the Consolidated Balance Sheet. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(6)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $42 million, $25 million, $137 million, $261 million and $18 million at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively, and loans held-for-sale past due 90 days or more and still accruing of $6 million, $82 million and $182 million at September 30, 2017, March 31, 2017 and December 31, 2016, respectively, and $0 for other periods presented. At September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, there were $40 million, $37 million, $31 million, $38 million and $115 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(7)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(8)	Includes $71 million and $66 million of non-U.S. credit card loans at March 31, 2017 and December 31, 2016, which were included in assets of business held for sale on the Consolidated Balance Sheet.

(9)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $6.3 billion, $7.3 billion, $7.5 billion, $7.1 billion and $8.1 billion at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(10)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$5,282	$5,546	$6,004	$6,350	$6,705
Additions to nonperforming loans and leases:
New nonperforming loans and leases	999	682	818	911	831
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(117)	(170)	(230)	(190)	(220)
Sales	(162)	(119)	(142)	(273)	(237)
Returns to performing status (2)	(347)	(368)	(386)	(408)	(383)
Charge-offs (3)	(346)	(259)	(240)	(269)	(279)
Transfers to foreclosed properties	(57)	(53)	(57)	(62)	(67)
Transfers (to) from loans held-for-sale	—	23	(221)	(55)	—
Total net reductions to nonperforming loans and leases	(30)	(264)	(458)	(346)	(355)
Total nonperforming consumer loans and leases, end of period	5,252	5,282	5,546	6,004	6,350
Foreclosed properties	259	285	328	363	372
Nonperforming consumer loans, leases and foreclosed properties, end of period	$5,511	$5,567	$5,874	$6,367	$6,722

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,520	$1,728	$1,703	$1,999	$1,659
Additions to nonperforming loans and leases:
New nonperforming loans and leases	384	281	458	254	890
Advances	28	7	14	4	2
Reductions to nonperforming loans and leases:
Paydowns	(270)	(266)	(267)	(226)	(267)
Sales	(61)	(33)	(22)	(152)	(73)
Return to performing status (5)	(100)	(86)	(54)	(90)	(101)
Charge-offs	(145)	(85)	(82)	(84)	(102)
Transfers to foreclosed properties	—	(5)	(22)	(2)	—
Transfers to loans held-for-sale	(38)	(21)	—	—	(9)
Total net additions (reductions) to nonperforming loans and leases	(202)	(208)	25	(296)	340
Total nonperforming commercial loans and leases, end of period	1,318	1,520	1,728	1,703	1,999
Foreclosed properties	40	40	35	14	16
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,358	$1,560	$1,763	$1,717	$2,015

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 36.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Third Quarter 2017		Second Quarter 2017		First Quarter 2017		Fourth Quarter 2016		Third Quarter 2016
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$(82)	(0.16)%	$(19)	(0.04)%	$17	0.04%	$2	—%	$4	0.01%
Home equity	83	0.54	50	0.32	64	0.40	70	0.41	97	0.55
U.S. credit card	612	2.65	640	2.87	606	2.74	566	2.52	543	2.45
Non-U.S. credit card (4)	—	—	31	1.89	44	1.91	41	1.80	43	1.83
Direct/Indirect consumer	67	0.28	32	0.14	48	0.21	43	0.19	34	0.14
Other consumer	51	7.23	17	2.64	48	7.61	53	8.57	57	9.74
Total consumer	731	0.65	751	0.67	827	0.74	775	0.68	778	0.69
U.S. commercial (5)	80	0.11	52	0.08	44	0.06	29	0.04	62	0.10
Commercial real estate	2	0.02	5	0.03	(4)	(0.03)	—	—	(23)	(0.16)
Commercial lease financing	(1)	(0.02)	1	0.01	—	—	2	0.05	6	0.11
Non-U.S. commercial	33	0.14	46	0.21	15	0.07	23	0.10	10	0.04
	114	0.10	104	0.09	55	0.05	54	0.05	55	0.05
U.S. small business commercial	55	1.61	53	1.60	52	1.61	51	1.55	55	1.67
Total commercial	169	0.14	157	0.14	107	0.10	105	0.09	110	0.10
Total net charge-offs	$900	0.39	$908	0.40	$934	0.42	$880	0.39	$888	0.40

By Business Segment and All Other
Consumer Banking	$800	1.18%	$791	1.21%	$772	1.21%	$732	1.15%	$710	1.14%
Global Wealth & Investment Management	11	0.03	8	0.02	21	0.06	17	0.05	12	0.03
Global Banking	106	0.12	98	0.11	51	0.06	50	0.06	57	0.07
Global Markets	23	0.13	1	0.01	—	—	—	—	4	0.02
All Other (4)	(40)	(0.21)	10	0.05	90	0.39	81	0.33	105	0.41
Total net charge-offs	$900	0.39	$908	0.40	$934	0.42	$880	0.39	$888	0.40

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.40, 0.41, 0.42, 0.39 and 0.40 for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $73 million, $55 million, $33 million, $70 million and $83 million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.42, 0.43, 0.43, 0.42 and 0.43 for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(3)
Includes loan sales recoveries of $88 million, $3 million, $11 million, $9 million and $7 million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(4)
Represents net charge-offs of non-U.S. credit card loans recorded in All Other, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017 and December 31, 2016. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Nine Months Ended September 30
	2017		2016
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3)	$(84)	(0.06)%	$129	0.09%
Home equity	197	0.42	335	0.61
U.S. credit card	1,858	2.75	1,703	2.60
Non-U.S. credit card (4)	75	1.91	134	1.84
Direct/Indirect consumer	147	0.21	91	0.13
Other consumer	116	5.83	152	9.09
Total consumer	2,309	0.69	2,544	0.76
U.S. commercial (5)	176	0.09	155	0.08
Commercial real estate	3	0.01	(31)	(0.07)
Commercial lease financing	—	—	19	0.12
Non-U.S. commercial	94	0.14	97	0.14
	273	0.08	240	0.08
U.S. small business commercial	160	1.60	157	1.62
Total commercial	433	0.13	397	0.12
Total net charge-offs	$2,742	0.40	$2,941	0.44

By Business Segment and All Other
Consumer Banking	$2,363	1.20%	$2,164	1.19%
Global Wealth & Investment Management	40	0.04	31	0.03
Global Banking	255	0.10	241	0.10
Global Markets	24	0.05	9	0.02
All Other (4)	60	0.09	496	0.60
Total net charge-offs	$2,742	0.40	$2,941	0.44

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.41 and 0.45 for the nine months ended September 30, 2017 and 2016.

(2)
Excludes write-offs of purchased credit-impaired loans of $161 million and $270 million for the nine months ended September 30, 2017 and 2016. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.43 and 0.48 for the nine months ended September 30, 2017 and 2016.

(3)	Includes loan sales charge-offs (recoveries) of ($102) million and $35 million for the nine months ended September 30, 2017 and 2016.

(4)
Represents net charge-offs of non-U.S. credit card loans recorded in All Other, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017. During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2017			June 30, 2017			September 30, 2016
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$813	7.60%	0.41%	$901	8.28%	0.46%	$1,088	9.31%	0.58%
Home equity	1,219	11.40	2.04	1,408	12.95	2.27	1,901	16.26	2.75
U.S. credit card	3,263	30.52	3.52	3,063	28.17	3.37	2,857	24.44	3.22
Non-U.S.credit card (3)	—	—	—	—	—	—	258	2.21	2.79
Direct/Indirect consumer	255	2.38	0.27	273	2.51	0.29	227	1.94	0.24
Other consumer	32	0.30	1.32	50	0.46	1.84	48	0.39	2.01
Total consumer	5,582	52.20	1.25	5,695	52.37	1.28	6,379	54.55	1.42
U.S. commercial (4)	3,199	29.92	1.08	3,250	29.89	1.12	3,427	29.31	1.22
Commercial real estate	956	8.94	1.60	949	8.73	1.60	915	7.83	1.60
Commercial lease financing	144	1.35	0.67	151	1.38	0.69	141	1.21	0.66
Non-U.S.commercial	812	7.59	0.85	830	7.63	0.91	830	7.10	0.95
Total commercial (5)	5,111	47.80	1.08	5,180	47.63	1.12	5,313	45.45	1.19
Allowance for loan and lease losses	10,693	100.00%	1.16	10,875	100.00%	1.20	11,692	100.00%	1.30
Reserve for unfunded lending commitments	762			757			767
Allowance for credit losses	$11,455			$11,632			$12,459

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (2)		1.16%			1.20%			1.30%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 6)		1.14			1.17			1.27
Allowance for loan and lease losses/Total nonperforming loans and leases (7)		163			160			140
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (6, 7)		158			154			135
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (8)		3.00			2.99			3.31
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (6, 8)		2.91			2.88			3.18
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.77			2.82			3.03

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $615 million, $666 million and $1.4 billion and home equity loans of $363 million, $369 million and $340 million at September 30, 2017, June 30, 2017 and September 30, 2016, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.8 billion, $3.2 billion and $2.6 billion and non-U.S. commercial loans of $2.5 billion, $3.1 billion and $3.7 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $6.3 billion, $7.3 billion and $8.1 billion at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(3)	During the second quarter of 2017, the Corporation completed the sale of its non-U.S. consumer credit card business to a third party.

(4)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $422 million, $417 million and $444 million at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(5)	Includes allowance for loan and lease losses for impaired commercial loans of $232 million, $242 million and $258 million at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(6)	Excludes valuation allowance on purchased credit-impaired loans of $315 million, $375 million and $453 million at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(7)
Allowance for loan and lease losses includes $3.9 billion, $3.8 billion and $4.1 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at September 30, 2017, June 30, 2017 and September 30, 2016, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 104 percent, 104 percent and 91 percent at September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

(8)
Net charge-offs exclude $73 million, $55 million and $83 million of write-offs in the purchased credit-impaired loan portfolio for the three months ended September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	40

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. Total revenue, net of interest expense, on a fully taxable-equivalent basis includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The Corporation presents related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

See the tables below and on page 42 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the nine months ended September 30, 2017 and 2016 and the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$33,205	$30,804	$11,161	$10,986	$11,058	$10,292	$10,201
Fully taxable-equivalent adjustment	674	666	240	237	197	234	228
Net interest income on a fully taxable-equivalent basis	$33,879	$31,470	$11,401	$11,223	$11,255	$10,526	$10,429

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$66,916	$63,711	$21,839	$22,829	$22,248	$19,990	$21,635
Fully taxable-equivalent adjustment	674	666	240	237	197	234	228
Total revenue, net of interest expense on a fully taxable-equivalent basis	$67,590	$64,377	$22,079	$23,066	$22,445	$20,224	$21,863

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$7,096	$5,888	$2,279	$3,108	$1,709	$1,359	$2,349
Fully taxable-equivalent adjustment	674	666	240	237	197	234	228
Income tax expense on a fully taxable-equivalent basis	$7,770	$6,554	$2,519	$3,345	$1,906	$1,593	$2,577

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$246,195	$240,440	$249,624	$246,003	$242,883	$245,139	$243,679
Goodwill	(69,398)	(69,752)	(68,969)	(69,489)	(69,744)	(69,745)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,737)	(3,480)	(2,549)	(2,743)	(2,923)	(3,091)	(3,276)
Related deferred tax liabilities	1,503	1,666	1,465	1,506	1,539	1,580	1,628
Tangible common shareholders' equity	$175,563	$168,874	$179,571	$175,277	$171,755	$173,883	$172,287

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$271,012	$264,907	$273,648	$271,223	$268,103	$270,360	$268,899
Goodwill	(69,398)	(69,752)	(68,969)	(69,489)	(69,744)	(69,745)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,737)	(3,480)	(2,549)	(2,743)	(2,923)	(3,091)	(3,276)
Related deferred tax liabilities	1,503	1,666	1,465	1,506	1,539	1,580	1,628
Tangible shareholders' equity	$200,380	$193,341	$203,595	$200,497	$196,975	$199,104	$197,507

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
	2017	2016

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$250,136	$244,863	$250,136	$245,767	$242,933	$241,620	$244,863
Goodwill	(68,968)	(69,744)	(68,968)	(68,969)	(69,744)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,459)	(3,168)	(2,459)	(2,610)	(2,827)	(2,989)	(3,168)
Related deferred tax liabilities	1,435	1,588	1,435	1,471	1,513	1,545	1,588
Tangible common shareholders' equity	$180,144	$173,539	$180,144	$175,659	$171,875	$170,432	$173,539

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$272,459	$270,083	$272,459	$270,987	$268,153	$266,840	$270,083
Goodwill	(68,968)	(69,744)	(68,968)	(68,969)	(69,744)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,459)	(3,168)	(2,459)	(2,610)	(2,827)	(2,989)	(3,168)
Related deferred tax liabilities	1,435	1,588	1,435	1,471	1,513	1,545	1,588
Tangible shareholders' equity	$202,467	$198,759	$202,467	$200,879	$197,095	$195,652	$198,759

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,283,896	$2,195,314	$2,283,896	$2,254,529	$2,247,701	$2,187,702	$2,195,314
Goodwill	(68,968)	(69,744)	(68,968)	(68,969)	(69,744)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,459)	(3,168)	(2,459)	(2,610)	(2,827)	(2,989)	(3,168)
Related deferred tax liabilities	1,435	1,588	1,435	1,471	1,513	1,545	1,588
Tangible assets	$2,213,904	$2,123,990	$2,213,904	$2,184,421	$2,176,643	$2,116,514	$2,123,990

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	42